Exhibit 10.10
AMENDMENT NO. 5
This AMENDMENT NO. 5, dated as of February 24, 2021 (this “Amendment”), to the CREDIT AGREEMENT, dated as of January 2, 2014, as amended by that certain Amendment No. 1, dated as of August 18, 2016, that certain Amendment No. 2, dated as of April 19, 2017, that certain Omnibus Amendment No. 1, dated as of August 15, 2017, that certain Amendment No. 3, dated as of August 22, 2017, and that certain Amendment No. 4, dated as of March 29, 2018 (the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP, a Delaware limited liability limited partnership (the “Borrower”), GROSVENOR HOLDINGS, L.L.C., an Illinois limited liability company (“Holdings I”), grosvenor holdings ii, l.l.c., a Delaware limited liability company (“Holdings II”), GCM GROSVENOR MANAGEMENT, LLC, a Delaware limited liability company (“Holdings III”), GCM GROSVENOR HOLDINGS, LLC, a Delaware limited liability company (“GCM Holdings”), GCM, L.L.C., a Delaware limited liability company (“GCM LLC”), each GUARANTOR and GP ENTITY party hereto, the LENDERS and LETTER OF CREDIT ISSUERS party hereto, GOLDMAN SACHS BANK USA (“Goldman Sachs”), as the Predecessor Agent, and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as the Successor Agent. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
PRELIMINARY STATEMENTS
(1)    The Borrower has requested (a) the refinancing of all of the 2025 Term Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 5 Effective Date (as defined below) by incurring new term loans (the “Amendment No. 5 Initial Term Loans”) under the Credit Agreement, including pursuant to a Conversion (as defined below) of 2025 Term Loans of any Term Lender that owns 2025 Term Loans as of immediately prior to the Amendment No. 5 Effective Date (each, a “2025 Term Lender” and, collectively, the “2025 Term Lenders”), (b) the extension of the Revolving Credit Maturity Date from March 29, 2023 to the fifth anniversary of the Amendment No. 5 Effective Date, or, if such date is not a Business Day, the first Business Day thereafter and (c) in connection therewith, the other amendments reflected in this Amendment.
(2)    Certain 2025 Term Lenders have elected, and the Borrower has agreed, to either (i) convert (by exercising a cashless rollover option) their 2025 Term Loans into Amendment No. 5 Initial Term Loans on the Amendment No. 5 Effective Date or (ii) have their 2025 Term Loans repaid in cash on the Amendment No. 5 Effective Date and to purchase by assignment Amendment No. 5 Initial Term Loans, in each case on the terms and subject to the conditions provided for herein by executing and delivering to the Lead Arranger, prior to 8:00 a.m., New York City time, on the Amendment No. 5 Effective Date, a consent to this Amendment substantially in the form attached as Exhibit A hereto (a “Consent to Amendment No. 5”).
(3)    Each 2025 Term Lender that shall have executed and delivered a Consent to Amendment No. 5 prior to 8:00 a.m., New York City time, on the Amendment No. 5 Effective Date pursuant to which it selected the “Cashless Settlement Option” with respect thereto (each such 2025 Term Lender being referred to as a “Converting Amendment No. 5 Initial Term Lender”) has authorized the Lead Arranger to execute and deliver this Amendment on behalf of such 2025 Term Lender and has agreed to convert all (or such lesser amount allocated to such 2025 Term Lender by the Lead Arranger) of its outstanding 2025 Term Loans into Amendment No. 5 Initial Term Loans in the same outstanding aggregate principal amount as such 2025 Term Lender’s 2025 Term Loans so converted (the “Conversion”), and such 2025

Term Lender shall thereafter become an Amendment No. 5 Initial Term Lender, in each case on the terms and subject to the conditions set forth herein.
(4)    Each 2025 Term Lender that shall have executed and delivered a Consent to Amendment No. 5 prior to 8:00 a.m., New York City time, on the Amendment No. 5 Effective Date pursuant to which it selected the “Post-Closing Settlement Option” with respect thereto (each such 2025 Term Lender being referred to as a “Post-Closing Option Term Lender”) has agreed to have all (or such lesser amount allocated to such 2025 Term Lender by the Lead Arranger) of its outstanding 2025 Term Loans prepaid on the Amendment No. 5 Effective Date and purchase by assignment the principal amount of Amendment No. 5 Initial Term Loans committed to separately by such 2025 Term Lender (or such lesser amount as shall be allocated to such 2025 Term Lender by the Lead Arranger).
(5)    Each Person whose name is set forth on Exhibit B hereto (each such Person being referred to as a “New Amendment No. 5 Initial Term Lender” and, together with each Converting Amendment No. 5 Initial Term Lender, the “Amendment No. 5 Initial Term Lenders”) has agreed to make an Amendment No. 5 Initial Term Loan on the Amendment No. 5 Effective Date in a principal amount not to exceed the amount set forth on Exhibit B opposite its name (such commitment being, with respect to each New Amendment No. 5 Initial Term Lender, its “New Amendment No. 5 Initial Term Loan Commitment”), in each case on the terms and subject to the conditions set forth herein.
(6)    Substantially simultaneously with the effectiveness of this Amendment, the Borrower will make a voluntary prepayment of 2025 Term Loans that are not converted to Amendment No. 5 Initial Term Loans pursuant to the Conversion in an aggregate principal amount of $50,258,825.92 (such prepayment, the “Concurrent Prepayment”).
(7)    The Amendment No. 5 Initial Term Loans to be made by any Converting Amendment No. 5 Initial Term Lender will be made solely through the Conversion. The Amendment No. 5 Initial Term Loans to be made by any New Amendment No. 5 Initial Lender will be funded in cash in accordance with the Amended Credit Agreement, and the proceeds thereof received by the Borrower shall, together with the Concurrent Prepayment, be applied on the Amendment No. 5 Effective Date to repay the principal in respect of all 2025 Term Loans that are not converted to Amendment No. 5 Initial Term Loans pursuant to the Conversion and, to the extent any such proceeds remain, to pay any accrued and unpaid interest thereon and other fees, expenses and original issue discount payable in connection with the Amendment No. 5 Initial Term Loans.
(8)    Each Revolving Credit Lender party hereto has agreed to extend the Revolving Credit Maturity Date and consent to this Amendment, in each case on the terms and subject to the conditions provided for herein.
(9)    This Amendment constitutes (a) an Extension Agreement pursuant to Section 2.15(c) of the Credit Agreement and (b) a written amendment, supplement or modification executed by the Credit Parties, Holdings, Parent GPs, GP Entities, the Administrative Agent and the Revolving Credit Lenders party hereto pursuant Section 13.1 of the Credit Agreement.
(10)    MSSF has been designated by the Borrower to act, and has agreed to act, as sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”) for this Amendment and the transactions contemplated hereby.
(11)    Goldman Sachs desires to resign as Administrative Agent and Collateral Agent in accordance with Section 12.8 of the Credit Agreement effective as of immediately after the effectiveness of this Amendment, and the Lenders party hereto, constituting Required Lenders at such time, and the Borrower desire to appoint MSSF to act as successor Administrative Agent and Collateral Agent under the Amended Credit Agreement and the other Credit Documents effective as of immediately after the effectiveness of this Amendment. Goldman Sachs, as the Predecessor Agent, MSSF, as the Successor Agent, the Borrower, Holdings I, Holdings II, Holdings III, GCM Holdings, GCM LLC and certain Guarantors and GP Entities have entered into an Agency Transfer Agreement dated as of the date hereof (the “Agency Transfer Agreement”) pursuant to which Goldman Sachs shall resign as, and MSSF shall succeed to and become, the Administrative Agent and Collateral Agent (Goldman Sachs, in its capacity as Administrative Agent and Collateral Agent immediately prior to the effectiveness of the resignation and appointment provided for therein, being referred to as the “Predecessor Agent”, and MSSF, in its capacity as Administrative Agent and Collateral Agent immediately after the effectiveness of the resignation and appointment provided for therein, being referred to as the “Successor Agent”).
(12)    In accordance with Sections 2.15(c) and 13.1 of the Credit Agreement, the Administrative Agent, the Amendment No. 5 Initial Term Lenders, the Revolving Credit Lenders party hereto, the Swingline Lender, the Letter of Credit Issuers, the Credit Parties, Holdings, Parent GPs and GP Entities have each agreed, subject to the terms and conditions stated below, to the transactions described herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.    Amendment No. 5 Initial Term Loans.
a.Converted Amendment No. 5 Initial Term Loans. The Borrower and each Converting Amendment No. 5 Initial Term Lender agree that, on the Amendment No. 5 Effective Date, the 2025 Term Loans of such Converting Amendment No. 5 Initial Term Lender in an aggregate principal amount set forth opposite such Converting Amendment No. 5 Initial Term Lender’s name on Schedule 1.1(a) of the Amended Credit Agreement shall convert into Amendment No. 5 Initial Term Loans of such Converting Amendment No. 5 Initial Term Lender under a new Class that shall be designated as Amendment No. 5 Initial Term Loans (and, upon such conversion, shall cease to be 2025 Term Loans), and shall continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein. The Amendment No. 5 Initial Term Loans of each Converting Amendment No. 5 Initial Term Lender may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed.
b.New Amendment No. 5 Initial Term Loans. Subject to the terms and conditions hereof and the Amended Credit Agreement, each New Amendment No. 5 Initial Term Lender agrees to make, on the Amendment No. 5 Effective Date, an Amendment No. 5 Initial Term Loan to the Borrower in a principal amount not to exceed its New Amendment No. 5 Initial Term Loan Commitment. The New Amendment No. 5 Initial Term Loan Commitment of each New Amendment No. 5 Initial Term Lender shall terminate immediately and without any further action upon the making of its Amendment No. 5 Initial Term Loan on the Amendment No. 5 Effective Date.
c.Amendment No. 5 Initial Term Loans Generally.
i.The terms of the Amendment No. 5 Initial Term Loans made pursuant to each of Section 1(a) and Section 1(b) above shall be identical, and all such Loans shall constitute a single Class of Loans for all purposes of the Amended Credit Agreement and the other Credit Documents. In furtherance of the foregoing, effective as of the Amendment No. 5 Effective Date, for all purposes of the Amended Credit Agreement and the other Credit Documents, (A) the Amendment No. 5 Initial Term Loans established pursuant to Section 1(a) and Section 1(b) above shall be “Amendment No. 5 Initial Term Loans” and “Loans” under the Amended Credit Agreement and shall constitute a “Term Loan Facility” and a “Credit Facility” under the Amended Credit Agreement, in each case for all purposes thereof, and (B) each Converting Amendment No. 5 Initial Term Lender and each New Amendment No. 5 Initial Term Lender shall be an “Amendment No. 5 Initial Term Lender”, a “Term Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents.
ii.The funding of the Amendment No. 5 Initial Term Loans on the Amendment No. 5 Effective Date pursuant to Section 1(b) hereof shall be made in the manner contemplated by the Amended Credit Agreement. The Amendment No. 5 Initial Term Loans arising from the Conversion shall be made solely by the conversion of the 2025 Term Loans pursuant to Section 1(a) hereof.
iii.As of the Amendment No. 5 Effective Date, the Amendment No. 5 Initial Term Loans shall be of such Type as shall be specified therefor in the Notice of Borrowing delivered under Section 5(d) hereof. The initial Interest Period applicable to each Borrowing of Amendment No. 5 Initial Term Loans that are Eurodollar Loans shall be as set forth in the Notice of Borrowing delivered under Section 5(d) hereof.
d.Repayment of 2025 Term Loans, Revolving Credit Loans, Etc. On the Amendment No. 5 Effective Date, the Borrower shall make the following payments:
i.the repayment of principal in respect of all 2025 Term Loans that are not converted to Amendment No. 5 Initial Term Loans pursuant to Section 1(a) hereof;
ii.the payment of all accrued and unpaid interest on the 2025 Term Loans as of the Amendment No. 5 Effective Date (including on those 2025 Term Loans converted to Amendment No. 5 Initial Term Loans); and
iii.the payment of all Commitment Fees, Letter of Credit Fees and Fronting Fees that shall have accrued in respect of the Revolving Credit Commitments or Letters of Credit, as applicable, as of the Amendment No. 5 Effective Date.
Section 2.     Revolving Credit Maturity Date Extension. For all purposes of the Amended Credit Agreement, the extension of the Revolving Credit Maturity Date as set forth herein shall not be deemed to be subject to the provisions of Section 2.15, and the Revolving Credit Commitments and Revolving Credit Loans of each Revolving Credit Lender shall continue to be in effect as such under the Amended Credit Agreement on the terms and conditions set forth therein (and, for the avoidance of doubt, shall not constitute Extended Revolving Credit Commitments or Extended Revolving Credit Loans). As of the Amendment No. 5 Effective Date, the Revolving Credit Lenders and the Revolving Credit Commitments shall be as set forth on Schedule 1.1(a) of the Amended Credit Agreement.
Section 3.     Amendments.
a.With effect from and after the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit C attached hereto. Each Revolving

Credit Lender, each Amendment No. 5 Initial Term Lender and each other Lender party hereto constitute Required Lenders as of the Amendment No. 5 Effective Date pursuant to Section 13.1 of the Credit Agreement and hereby consent to the amendments to the Credit Agreement set forth in this Amendment and the Amended Credit Agreement.
b.Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit D hereto.
c.Schedule 9.10 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit E hereto.
d.Schedule 10.1 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit F hereto.
e.Schedule 10.2 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit G hereto.
f.Schedule 10.5 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit H hereto.
g.Schedule 10.12 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit I hereto.
h.Schedule 13.2 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit J hereto.
Section 4.     Concerning Agency Transfer. The Lenders party hereto, constituting all Lenders as of the date hereof, hereby (a) appoint MSSF as Administrative Agent and Collateral Agent under the Amended Credit Agreement and other Credit Documents, it being understood that the effectiveness of such appointment is subject to the acceptance thereof by MSSF pursuant to the Agency Transfer Agreement, (b) authorize and direct MSSF to enter into this Amendment and the Agency Transfer Agreement in its capacity as Successor Agent and (c) acknowledge and agree to all the other matters set forth in the Agency Transfer Agreement.
Section 5.    Conditions to Effectiveness of Amendment No. 5. This Amendment shall become effective on the first date (the “Amendment No. 5 Effective Date”) on which the following conditions shall have been satisfied or waived:
a.Each of the Predecessor Agent and the Successor Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Credit Party, (ii) each Holdings, (iii) each Parent GP, (iv) each GP Entity, (v) the Predecessor Agent, (vi) the Successor Agent, (vii) each Revolving Credit Lender, the Swingline Lender and each Letter of Credit Issuer, (viii) each Amendment No. 5 Initial Term Lender (including by the Lead Arranger on behalf of, and pursuant to a written authorization of, an Amendment No. 5 Initial Term Lender) and (ix) without duplication, Lenders constituting the Required Lenders.
b.All fees previously agreed in writing among the Borrower and the Lead Arranger in respect of this Amendment, and all reasonable out-of-pocket expenses of each of the Predecessor Agent and the Successor Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) payable by the Borrower for which invoices have been presented at least two Business Days prior to the Amendment No. 5 Effective Date, shall have been paid by the Borrower.

c.The Successor Agent shall have received payment in immediately available funds from or on behalf of the Borrower in an amount sufficient to make the payments required to be made by the Borrower on the Amendment No. 5 Effective Date pursuant to Section 1(d) hereof.
d.The Successor Agent shall have received a Notice of Borrowing for the Amendment No. 5 Initial Term Loans to be made on the Amendment No. 5 Effective Date, setting forth the information specified in Section 2.3 of the Credit Agreement, with such modifications thereto as shall be reasonably satisfactory to the Successor Agent. The Successor Agent shall have received a notice of prepayment with respect to prepayment of the 2025 Term Loans that shall not be converted to Amendment No. 5 Initial Term Loans as contemplated by Section 1(d) hereof.
e.The Successor Agent shall have received favorable written opinions of Simpson Thacher & Bartlett LLP, counsel to the Borrower, and Sidley Austin LLP, special Illinois counsel to the Borrower, each dated the Amendment No. 5 Effective Date and addressed to the Successor Agent, the Amendment No. 5 Initial Term Lenders, the Revolving Credit Lenders, the Swingline Lender and the Letter of Credit Issuers and in form and substance reasonably satisfactory to the Successor Agent and including opinions as to the matters required to be covered thereby under Section 2.15(c) of the Credit Agreement. The Borrower hereby instructs its counsel to deliver such opinion to the Successor Agent, the Amendment No. 5 Initial Term Lenders, the Revolving Credit Lenders, the Swingline Lender and the Letter of Credit Issuers.
f.The Successor Agent shall have received a certificate from the Borrower, dated the Amendment No. 5 Effective Date and executed by an Authorized Officer of the Borrower, which shall certify that, as of the Amendment No. 5 Effective Date, at the time of and after giving effect to the transactions contemplated hereby, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents (including this Amendment) shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 5 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 5 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification).
g.The Successor Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Successor Agent, of the applicable governing body of each Person that is a Credit Party as of the Amendment No. 5 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of this Amendment and (ii) in the case of the Borrower, the extensions of credit contemplated under this Amendment.
h.The Successor Agent shall have received true and complete copies of (i) the Organizational Documents of each Person that is a Credit Party as of the Amendment No. 5 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents and (ii) such other documents and certifications, each dated as of, or where applicable as of a recent date prior to, the Amendment No. 5 Effective Date, as the Successor Agent may reasonably require to evidence that each such Person is duly organized or formed, validly existing, in good standing and qualified to engage in business in the State of such Person’s organization or formation, as applicable, and other customary matters; provided that in the case of (i) the Organizational Documents and (ii) the incumbency and specimen signatures of the officers executing this Amendment and the other documents required to be provided to the Successor Agent on the Amendment No. 5 Effective Date as provided for herein, of each of the Credit Parties, Holdings, Parent GPs and GP Entities, a certificate from an Authorized Officer certifying that there has been no change to the Organizational Documents and the incumbency and specimen signature of each such officer included in the closing certificates provided on the Closing Date or the Amendment No. 4 Effective Date, as applicable, shall be deemed to satisfy this condition with respect to such matters.
i.The Successor Agent shall have received a certificate from an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Successor Agent, demonstrating that after giving effect to the consummation of this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.
j.The Successor Agent and the Lead Arranger shall have received at least three Business Days prior to the Amendment No. 5 Effective Date all documentation and other information concerning the Credit Parties, Holdings, Parent GPs and GP Entities that has been reasonably requested in writing at least three Business Days prior to the Amendment No. 5 Effective Date by the Successor Agent or the Lead Arranger (on behalf of itself and/or any Amendment No. 5 Initial Term Lender or Revolving Credit Lender) and that the Successor Agent or the Lead Arranger reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time).
k.Each of the Predecessor Agent and the Successor Agent shall have received counterparts of the Agency Transfer Agreement that, when taken together, bear the signatures of (i) the Predecessor Agent, (ii) the Successor Agent, (iii) the Borrower, (iv) Holdings I, (v) Holdings II, (vi) Holdings III, (vii) GCM Holdings, (viii) GCM LLC and (iv) the Guarantors and GP Entities party thereto.
l.The Successor Agent shall have received a counterpart to an Administrative Agent fee letter, dated the date hereof, that bears the signature of the Borrower.
m.Substantially simultaneously with the effectiveness of this Amendment, the Borrower shall have made the Concurrent Prepayment (it being agreed by the parties hereto that, notwithstanding anything to the contrary contained in Sections 5.1 or 5.2 of the Amended Credit Agreement or otherwise, the Concurrent Prepayment shall be applied solely to repay Lenders holding 2025 Term Loans that are not converted to Amendment No. 5 Initial Term Loans, and there shall be no requirement that such prepayment be made pro rata to all Lenders holding 2025 Term Loans).
n.The Successor Agent shall have received a Parent GP Undertaking, executed and delivered by an Authorized Officer of GCM Holdings.
Section 6.    Confirmation and Reaffirmation of Obligations.

a.Holdings III hereby expressly assumes all the obligations of a “New Holdings” under the Amended Credit Agreement and the other Credit Documents and any reference to “Holdings” in the Credit Documents shall be meant to include Holdings III.
b.GCM Holdings hereby expressly assumes all the obligations of “Parent GP” under the Amended Credit Agreement and the other Credit Documents and any reference to “Parent GPs” in the Credit Documents shall be meant to include GCM Holdings.
c.After giving effect to the Amendment No. 5 Transactions (as defined in the Amended Credit Agreement) on the Amendment No. 5 Effective Date, each Credit Party, Holdings, Parent GP and GP Entity hereby unconditionally and irrevocably (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including the Amended Credit Agreement) to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf), (b) ratifies and reaffirms each grant of a Lien on, or security interest in, its property made pursuant to the Credit Documents to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf) and confirms that such Liens and security interests continue to have full force and effect at law following the effectiveness of this Amendment to secure the Obligations (including any Obligations in respect of the Amendment No. 5 Initial Term Loans), subject to the terms thereof, and (c) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including any Obligations in respect of the Amendment No. 5 Initial Term Loans) pursuant to the Guarantee and confirms that the Guarantee continues to have full force and effect at law, notwithstanding this Amendment.
Section 7.     Representations and Warranties. The Credit Parties, Holdings, Parent GPs and GP Entities hereby represent and warrant, on the Amendment No. 5 Effective Date (after giving effect to the effectiveness of this Amendment) that:
a.no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment;
b.all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 5 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 5 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 5 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification); and
c.this Amendment has been duly authorized, executed and delivered by each Credit Party, Holdings, Parent GP and GP Entity, and this Amendment constitutes a legal, valid and binding obligation of each Credit Party, Holdings, Parent GP and GP Entity, enforceable against each Credit Party, Holdings, Parent GP and GP Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.
Section 8.    Reference to and Effect on the Credit Agreement and the Credit Documents.
a.This Amendment constitutes a Credit Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
b.The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed (it being acknowledged and agreed that (i) all interest and fees accrued under the Credit Agreement in respect of (x) the Revolving Credit Facility (including in respect of Revolving Credit Loans, Swingline Loans, Letter of Credit Fees and Fronting Fees) or (y) any 2025 Term Loans converted into Amendment No. 5 Initial Term Loans pursuant hereto in respect of periods prior to the Amendment No. 5 Effective Date shall have accrued at the rates specified in the Credit Agreement prior to its amendment by this Amendment, and shall be payable on the Amendment No. 5 Effective Date, and (ii) from and after the Amendment No. 5 Effective Date, all interest and fees accruing under the Amended Credit Agreement in respect of the Revolving Credit Facility (including in respect of Revolving Credit Loans, Swingline Loans and Letter of Credit Fees) or the Amendment No. 5 Initial Term Loans shall accrue at the rates specified in the Amended Credit Agreement). Without limiting the generality of the foregoing, after giving effect to the Amendment No. 5 Transactions on the Amendment No. 5 Effective Date, the Security Documents executed prior to the Amendment No. 5 Effective Date and all of the Collateral described therein do and shall continue in full force and effect to secure where they purport to do so the payment of all Obligations of the Credit Parties, Holdings, Parent GPs and GP Entities under the Credit Documents, in each case as amended by this Amendment.
c.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender or any Letter of Credit Issuer under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
Section 9.     Costs and Expenses. The Borrower agrees to pay all reasonable and documented or invoiced out-of-pocket costs and reasonable expenses of each of the Predecessor Agent and the Successor Agent in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP (counsel to the Administrative Agent) in accordance with Section 13.5 of the Credit Agreement.
Section 10.     Master Consent to Assignment. The Borrower hereby consents to the sale and assignment by Morgan Stanley Bank, N.A. to each Post-Closing Option Term Lender, and the purchase and assumption by each Post-Closing Option Term Lender (or a specified Affiliate thereof, which may be a separate fund) from Morgan Stanley Bank, N.A., of Amendment No. 5 Initial Term Loans as contemplated by the Preliminary Statements hereto.

Section 11.     Post-Closing Undertakings.
a.The Borrower shall use its reasonable best efforts to, as soon as practicable and in any event within 30 days of the Amendment No. 5 Effective Date (or such longer period as the Predecessor Agent may agree in its sole discretion), terminate the account control agreements set forth on Exhibit K hereto.
b.The Borrower shall use its reasonable best efforts to, as soon as practicable and in any event within 90 days of the Amendment No. 5 Effective Date (or such longer period as the Successor Agent may agree in its sole discretion), deliver to the Successor Agent all insurance certificates and endorsements to the insurance policies required to be maintained under Section 9.4 of the Amended Credit Agreement, which name the Successor Agent as an additional insured or loss payee, as applicable.
Section 12.     Execution in Counterparts; Electronic Signatures. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
Section 13.     No Novation. The Credit Parties have requested, and the Lenders party hereto have agreed, that the Credit Agreement be, effective from and after the Amendment No. 5 Effective Date, amended as set forth herein. Such amendment shall not, and is not intended to, constitute a novation of any indebtedness or other obligations owing to the Lenders, the Swingline Lender, any Letter of Credit Issuer, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document.
Section 14.     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 15.     Submission to Jurisdiction; Waivers. The provisions of Section 13.13 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
Section 16.     Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 5 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Amendment No. 5 Initial Term Loans and the Revolving Credit Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP, as the Borrower
by	/s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

GCM GROSVENOR HOLDINGS, LLC, as a Parent GP
by	/s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

GCM, L.L.C., as a Parent GP
by	/s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

GROSVENOR Holdings, L.L.C., as Holdings
by	/s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

GROSVENOR Holdings II, L.L.C., as Holdings
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GCM GROSVENOR MANAGEMENT, LLC, as Holdings
by Grosvenor Holdings, L.L.C., its Sole Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GROSVENOR capital management, L.p., as a Guarantor
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

GCM CUSTOMIZED FUND INVESTMENT GROUP, L.P., as a Guarantor
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: General Counsel, Secretary and Vice President

CFIG HOLDINGS, LLC, as a Guarantor
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GCM FIDUCIARY SERVICES, LLC as a Guarantor
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

CFIG EQUITY VENTURES (MI), LLC, as a GP Entity
by CFIG Holdings, LLC, its Managing Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

CFIG ADVISORS, LLC, as a GP Entity
by CFIG Holdings, LLC, its Sole Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

CFIG NPS GP, LLC, as a GP Entity
by CIFG Advisors, LLC, its Sole Member

by CFIG Holdings, LLC, its Sole Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

CFIG DIVERSIFIED PARTNERS III, INC., as a GP Entity
by CFIG Holdings, LLC, its Sole Shareholder

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

CFIG PARTNERS LF, LLC, as a GP Entity
by CFIG Holdings, LLC, its Managing Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GCM INVESTMENTS GP, LLC, as a GP Entity
by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GCM CFIG GP, LLC, as a GP Entity
by CFIG Holdings, LLC, its Managing Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GCM PROJECT R GP, L.P., as a GP Entity
by CFIG Holdings, LLC, its General Partner

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

TRS LEGACY GP, LLC, as a GP Entity
by CFIG Holdings, LLC, its Sole Member

by /s/ Burke J. Montgomery

Name: Burke J. Montgomery
Title: Vice President and Secretary

GOLDMAN SACHS BANK USA, as the Predecessor Agent

by	/s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., individually and as the Successor Agent and Swingline Lender

by	/s/ Molly Breen
Name: Molly Breen
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as New Amendment No. 5 Initial Term Lender and Revolving Credit Lender

by	/s/ Molly Breen
Name: Molly Breen
Title: Authorized Signatory

Each AMENDMENT NO. 5 INITIAL TERM Lender set forth on Schedule 1.1(A) OF THE AMENDED CREDIT AGREEMENT, by MORGAN STANLEY SENIOR FUNDING, INC., as LEAD ARRANGER, pursuant to the express authorization granted to the LEAD ARRANGER by each such AMENDMENT No. 5 INITIAL TERM LENDER

by	/s/ Molly Breen
Name: Molly Breen
Title: Authorized Signatory

REVOLVING CREDIT LENDER
SIGNATURE PAGE TO
AMENDMENT NO. 5 TO
CREDIT AGREEMENT OF
GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

UBS AG, STAMFORD BRANCH

by	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

For any Lender requiring a second signature block:
by	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

REVOLVING CREDIT LENDER
SIGNATURE PAGE TO
AMENDMENT NO. 5 TO
CREDIT AGREEMENT OF
GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

JPMORGAN CHASE BANK, N.A. (with each Lender that is also a Letter of Credit Issuer executing both in its capacity as a Lender and as a Letter of Credit Issuer):

by	/s/ Jay Cyr
Name: Jay Cyr
Title: Executive Director

For any Lender requiring a second signature block:
by
Name:
Title:

REVOLVING CREDIT LENDER
SIGNATURE PAGE TO
AMENDMENT NO. 5 TO
CREDIT AGREEMENT OF
GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

BMO HARRIS BANK N.A. (with each Lender that is also a Letter of Credit Issuer executing both in its capacity as a Lender and as a Letter of Credit Issuer):

by	/s/ Nicholas Buckingham
Name: Nicholas Buckingham
Title: Director

For any Lender requiring a second signature block:
by
Name:
Title: